SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report April 7, 2020 (Date of Earliest Event Reported April 6, 2020)

Pope Resources, A Delaware Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-09035 (Commission File Number)	91-1313292 (I.R.S. Employer Identification No.)

19950 Seventh Avenue NE, Suite 200, Poulsbo, Washington       98370
(Address of principal executive offices)                (ZIP Code)

Registrant's telephone number, including area code (360) 697-6626

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Receipts (Units)	POPE	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	OTHER EVENTS

On April 6, 2020, Pope Resources, A Delaware Limited Partnership (“Pope”) commenced mailing to its unitholders a definitive proxy statement/prospectus (the “definitive proxy statement”) in respect of its previously announced pending business combination transaction with Rayonier Inc. (“Rayonier”) pursuant to the Agreement and Plan of Merger, dated as of January 14, 2020, as amended by Amendment No. 1, dated as of April 1, 2020 (as amended and as may be further amended from time to time, the “merger agreement”), by and among Rayonier, Rayonier Operating Company LLC, Rayonier, L.P. (“Opco”), Rayonier Operating Company Holdings, LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC (“Merger Sub 3”), Pope, Pope MGP, Inc. and Pope EGP, Inc. Pursuant to the merger agreement, Merger Sub 3 will merge with and into Pope, with Pope surviving as an indirect wholly owned subsidiary of Opco (such transaction, the “merger”).
Also on April 6, 2020, Pope and Rayonier commenced mailing to the unitholders of Pope election forms and letters of transmittal (and instructions thereto) in connection with the proposed merger. In accordance with the merger agreement, each Pope unit outstanding immediately prior to the effective time of the merger will be converted into, at the option of its holder and subject to proration described in the merger agreement, (i) 3.929 shares of common stock, no par value, of Rayonier (“Rayonier shares”) (such election, the “stock election”), (ii) 3.929 units of Opco (“Opco units”) (such election, the “Opco election”) or (iii) $125.00 in cash, subject to applicable withholding tax and without interest (such election, the “cash election” and each of the cash election, the stock election and the Opco election, an “election”). Elections are subject to proration to ensure that the aggregate amount of Rayonier shares and Opco units, on the one hand, and cash, on the other hand, that will be issued in the merger will equal the amounts issued as if every Pope unit converted into merger consideration received 2.751 Rayonier shares or Opco units and $37.50 in cash. In addition, Pope unitholders that make the cash election will have the right to elect, in the event that the cash election is oversubscribed and is therefore subject to proration, whether each Pope unit for which they have made a cash election is prorated into (i) a combination of cash and Rayonier shares or (ii) a combination of cash and Opco units.
The election form provides that unitholders may make the elections described above with respect to each of their units, which elections and the merger generally are more further described in the definitive proxy statement. If a valid election with respect to a Pope unit is not received by Rayonier’s exchange agent by the election deadline of 5:00 p.m., Eastern Time, on May 5, 2020, unitholders will be deemed to have made the stock election with respect to their units. Accordingly, unitholders should submit their election materials as soon as possible.
Copies of the form of the election form and instructions are attached hereto as Exhibits 99.1 and 99.2, respectively.
The summary information set forth in this Item 8.01 is not complete and is subject in its entirety to the complete text of the election form and the instructions, which are incorporated herein by reference.
Additional Information and Where to Find It
On April 6, 2020, Pope filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement/prospectus and other documents relating to a special meeting of the unitholders seeking approval of the merger agreement, the merger and the other transactions contemplated by the merger agreement. Investors are urged to read the proxy statement/prospectus, including any amendments and supplements thereto, because they contain important information. Unitholders may obtain free copies of the proxy statement/prospectus and, when available, any other documents filed with the SEC in connection with the proposed merger, at the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents relating to the merger may also be obtained free of charge by visiting Pope’s website at http://www.poperesources.com and going to the Investors tab. Information provided on Pope’s website is not incorporated into this report or any other filing by Pope with the SEC.
This communication is not a solicitation of a proxy from any security holder of Pope. However, Pope, Rayonier and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pope’s unitholders in connection with the proposed transaction. Information about Pope’s directors and executive officers and their beneficial ownership of Pope’s securities may be found in its Annual Report on Form 10-K for the period ended December 31, 2019, filed with the SEC on February 28, 2020. This document and other documents relating to Pope and the proposed merger can be obtained free of charge from the SEC website at www.sec.gov, or on Pope’s website at www.poperesources.com under the “Investor Relations” tab. Information provided on Pope’s website is not incorporated into this report or any other filing by Pope with the SEC.

Cautionary Note Regarding Forward-Looking Statements
The proposed merger and the related transactions are subject to various risks and uncertainties. These risks and uncertainties include, among others: (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required unitholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the acquisition; (ii) risks relating to the integration of Pope’s operations and employees into Rayonier and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; (iii) the outcome of any legal proceedings related to the proposed mergers; (iv) access to available financing, including for the refinancing of Pope’s and Rayonier’s debt on a timely basis and reasonable terms; (v) the loss of key senior management or other associates; (vi) the cyclical and competitive nature of the industries in which the parties operate; (vii) fluctuations in demand for, or supply of, Rayonier’s, Opco’s and Pope’s forest products and real estate offerings; (viii) entry of new competitors into Rayonier’s, Opco’s and Pope’s markets; changes in global economic conditions and world events; fluctuations in demand for Rayonier’s, Opco’s and Pope’s products in Asia, and especially China; (ix) various lawsuits relating to matters arising out of Rayonier’s previously announced internal review and restatement of Rayonier’s consolidated financial statements; (x) the uncertainties of potential impacts of climate-related initiatives; (xi) the cost and availability of third party logging and trucking services; (xii) the geographic concentration of a significant portion of the combined company’s timberland; (xiii) the ability to identify, finance and complete timberland acquisitions; (xiv) changes in environmental laws and regulations regarding timber harvesting, delineation of wetlands, and endangered species, that may restrict or adversely impact the ability to conduct business, or increase the cost of doing so; (xv) adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect timberlands and the production, distribution and availability of products; (xvi) interest rate and currency movements; (xvii) Rayonier’s, Opco’s or Pope’s capacity to incur additional debt; (xviii) changes in tariffs, taxes or treaties relating to the import and export of timber products or those of the products of competitors; (xix) changes in key management and personnel; (xx) the ability to meet all necessary legal requirements for Rayonier to continue to qualify as a real estate investment trust and changes in tax laws that could adversely affect beneficial tax treatment; (xxi) the cyclical nature of the real estate business generally; (xxii) a delayed or weak recovery in the housing market; (xxiii) the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, especially in Florida, which also may be affected by changes in law, policy and political factors beyond Rayonier’s, Opco’s and Pope’s control; (xxiv) unexpected delays in the entry into or closing of real estate transactions; (xxv) changes in environmental laws and regulations that may restrict or adversely impact the ability to sell or develop properties; (xxvi) the timing of construction and availability of public infrastructure; (xxvii) and the availability of financing for real estate development and mortgage loans; (xxviii) the effect of the COVID-19 pandemic and related economic consequences, including the potential effects of such events on the market for timber products and general economic and political conditions (including debt and equity capital markets); (xxix) the potential impact of the announcement of the proposed transaction or consummation of the proposed transaction on relationships, including with employees and customers; (xxx) the unfavorable outcome of any legal proceedings that have been or may be instituted against Rayonier, Opco or Pope; (xxxi) the amount of the costs, fees, expenses and charges related to the proposed transaction and the actual terms of the financings that may be obtained in connection with the proposed transaction; and (xxxii) the risk that the stock price of Rayonier shares may change prior to the merger effective time. Readers should also review the risks generally applicable to Pope’s business, included in the section entitled “Risk Factors” in Pope’s Annual Report on Form 10-K for the period ended December 31, 2019, filed with the SEC on February 28, 2020.
The forward-looking statements contained in this communication speak only as of the date hereof. Although the expectations in the forward-looking statements are based on the current beliefs and expectations of Pope and its general partners, readers should use caution not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Except as required by federal and state securities laws, Pope undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to Pope or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication and in Pope’s future periodic reports and other documents filed with the SEC. In light of these risks, uncertainties and assumptions, the forward- looking events discussed in this communication, including without limitation the merger and the related transactions, may not occur.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Election Form and Letter of Transmittal
99.2	Election Form Instructions

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

DATE: April 8, 2020	BY:	/s/ Daemon P. Repp
Daemon P. Repp
Vice President and Chief Financial Officer, Pope Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner (Principal Financial Officer)